SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2024

VOCODIA HOLDINGS CORP

(Exact name of the registrant as specified in its charter)

Wyoming	001-41963	86-3519415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6401 Congress Avenue, Suite #160, Boca Raton, Florida 33487

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 484-5234

Not applicable

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Stock	VHAI	Cboe BZX Exchange
Series A Warrants	VHAI+A	Cboe BZX Exchange
Series B Warrants	VHAI+B	Cboe BZX Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 14, 2024, Vocodia Holdings Corp. (the “Company”) received a letter (the “Letter”) from the Listing Qualifications Department of The Cboe BZX Exchange, Inc. (“Cboe”) notifying the Company that Cboe had decided to exercise its discretionary authority pursuant to Exchange Rule 14.2 to delist the Company and suspend trading of the Company’s Common Stock (VHAI), Series A Warrants (VHAI+A) and Series B Warrants (VHAI+B) on June 24, 2024. The Letter cited that the basis for this decision is that the Company is currently not in compliance with (i) Exchange Rule 14.9(e)(1)(B) because its Common Stock did not maintain a minimum bid price of $1.00 over 30 consecutive business days and (ii) Exchange Rule 14.9(e)(2) because the Company has failed to me at least one of the following requirements: (A) stockholders’ equity of at least $2.5 million; (B) market value of listed securities of at least $35 million; or (C) net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the three most recently complete fiscal years.

Pursuant to Exchange Rule 14.12(h), the Company has submitted to Cboe’s Chief Regulatory Officer’s office a request for a hearing in front of a Hearings Panel (the “Hearings Panel”) to review the delisting determination made by the Cboe staff. A timely request for a hearing shall stay the suspension and delisting action pending the issuance of a written decision by the Hearings Panel. The Cboe Chief Regulatory Officer will schedule a hearing to take place within 45 days of the request for a hearing, at a location determined by the Chief Regulatory Officer. Thereafter, the Company may provide a written submission to the Hearings Panel for review before the hearing. After the hearing the Chief Regulatory Officer, on behalf of the panel, will issue the Hearing Panel’s Decision.

There can be no assurance that the Hearings Panel will determine to continue to allow the listing of the Company’s securities on Cboe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

VOCODIA HOLDINGS CORP.

Date: June 21, 2024	By:	/s/ Brian Podolak
Brian Podolak
Chief Executive Officer

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